UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 23, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-0690070
001-31737	Gulf Power Company (A Florida Corporation) One Energy Place Pensacola, Florida 32520 (850) 444-6111	59-0276810
001-37803	Southern Power Company (A Delaware Corporation) 30 Ivan Allen Jr. Blvd., N.W. Atlanta, Georgia 30308 (404) 506-5000	58-2598670
The names and addresses of the registrants have not changed since the last report.
This combined Form 8-K is furnished separately by three registrants: The Southern Company, Gulf Power Company and Southern Power Company. Information contained herein relating to each registrant is furnished by each registrant solely on its own behalf. Each registrant makes no representation as to information relating to the other registrants.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). (Response applicable to each registrant.)
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 9.01	Financial Statements and Exhibits.
This Current Report on Form 8-K has been filed solely to provide as exhibits (i) the Stock Purchase Agreement, dated as of May 20, 2018, by and among The Southern Company, 700 Universe, LLC (“Purchaser”) and NextEra Energy, Inc. (“Parent”), (ii) the Stock Purchase Agreement, dated as of May 20, 2018, by and among Southern Company Gas, NUI Corporation, Purchaser and Parent and (iii) the Equity Interest Purchase Agreement, dated as of May 20, 2018, by and among Southern Power Company, Purchaser and Parent (each, an “Agreement” and, together, the “Agreements”).
The Agreements have been filed as exhibits to this Current Report on Form 8-K to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the parties thereto or their respective subsidiaries and affiliates. The Agreements contain representations and warranties by each of the parties thereto. These representations and warranties were made by the applicable parties solely for the benefit of the counterparties to the applicable Agreement and (i) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk if those statements prove to be inaccurate, (ii) may have been qualified in the respective Agreement by confidential disclosure letters that were delivered to the applicable counterparties in connection with the signing of the applicable Agreement, which disclosure letters contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the applicable Agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to equity holders and (iv) were made only as of the date of the applicable Agreement or such other date or dates as may be specified in the applicable Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants made by the applicable parties may change after the date of the applicable Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties. Accordingly, the representations, warranties and covenants or any descriptions thereof should not be relied upon as characterizations of the actual state of facts or condition of the parties to the Agreements.
(d)    Exhibits
The Southern Company
2(a)1 Stock Purchase Agreement, dated as of May 20, 2018, by and among The Southern Company, 700 Universe, LLC and NextEra Energy, Inc.*
2(a)2 Stock Purchase Agreement, dated as of May 20, 2018, by and among Southern Company Gas, NUI Corporation, 700 Universe, LLC and NextEra Energy, Inc.*
2(a)3 Equity Interest Purchase Agreement, dated as of May 20, 2018, by and among Southern Power Company, 700 Universe, LLC and NextEra Energy, Inc.*
Gulf Power Company

2(b)1	Stock Purchase Agreement, dated as of May 20, 2018, by and among The Southern Company, 700 Universe, LLC and NextEra Energy, Inc. See Exhibit 2(a)1 herein.*
Southern Power Company

2(c)1	Equity Interest Purchase Agreement, dated as of May 20, 2018, by and among Southern Power Company, 700 Universe, LLC and NextEra Energy, Inc. See Exhibit 2(a)3 herein.*

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however, that each registrant may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2018	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

GULF POWER COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

SOUTHERN POWER COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary